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                                                                   EXHIBIT 10.10



              AMENDMENT NO. 2 TO 1996 EMPLOYEE STOCK PURCHASE PLAN



         THIS AMENDMENT, dated as of May 13, 1999, is made by BANCTENN CORP., a Tennessee corporation (the "Company"), for the purpose of amending its 1996 Employee Stock Purchase Plan (the "Plan") according to the terms hereof.

                                    RECITALS:

         A. The shareholders of the Company have heretofore approved the Company's 1996 Employee Stock Incentive Plan pursuant to which the Company reserved and made available for distribution under the Plan 50,000 shares.

         B. Pursuant to Amendment No. 1 to the Plan, dated May 9, 1997, the Plan was amended to take in to account action a 20% stock dividend declared on the Company's common stock, paid in the form of a 6-for-5 stock split, thereby increasing the number of shares subject to the Plan from 50,000 to 60,000.

         C. Pursuant to action taken by the Company's Board of Directors effective May 13, 1999, the Company has issued a 25% stock dividend, paid in the form of a 5-for-4 stock split.

         D. The Company desires to amend the Plan to reflect the increase in the number of shares subject to the Plan as a result of such stock dividend.

         NOW, THEREFORE, in consideration of the foregoing premises, the Plan is hereby amended as follows:

         1. Increase in Shares Subject to Plan. In accordance with the 25% stock dividend effected in the form of a 5-for-4 stock split as described above, the number of shares reserved for and subject to the Plan is hereby increased by 15,000, thereby increasing the total number of shares subject to the Plan from 60,000 to 75,000. Such new 15,000 shares, and any options granted in respect thereof, shall be





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administered according to the terms of the Plan and in the same manner as the original group of shares reserved for the Plan at its inception.


         2. No Other Amendments. Except as otherwise set forth herein, the Plan remains unaltered and in full force and effect.

         IN WITNESS WHEREOF, the undersigned, being the President and Chief Executive Officer of BancTenn Corp., has executed this Amendment No. 2 for the purposes stated hereinabove. Date: May 13, 1999.


                                 BANCTENN CORP.



                                 By: /s/ Colon A. Terrell, Jr.
                                    --------------------------------------------
                                         Colon A. Terrell, Jr.
                                         President and Chief Executive Officer





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